Exhibit 10.17

借款担保合同
Loan and Guarantee Contract

合同编号：    项目（      期）SZXXXXXX-（系统生成）
Contract No.: Project (Stage      ) SZXXXXXX-(System Generated)

本合同由以下四方于苏州市吴江区签署并履行：
This Contract is made and entered into by and among the following four parties in Wujiang district, Suzhou:

出借人：
普瑞德在线注册号：001
Lender :  [    ]             Pride Online Registered No.: 001

借款人：
普瑞德在线注册号：020
Borrower:  [    ]          Pride Online Registered No.: 020

担保人：
住所地：
Guarantor:
Add:

平台（普瑞德在线）：苏州普融信息科技有限公司
住所地：苏州市吴江区XXX路
Platform (Pride Online): Suzhou Pride Information Technology Co. Ltd.
Address: XXX Road, Wujiang District, Suzhou

根据《中华人民共和国合同法》及相关法律法规的规定：上述四方遵循诚实信用、平等自愿、互惠互利的原则，就出借人通过普瑞德在线网络投融资交易平台（即www.pridelendingclub.com网站）向借款人出借资金，平台为交易各方提供居间及贷前、贷中、贷后管理等相关服务的合作事宜，经充分协商一致，达成如下合同，以资共同信守。
According the Contract Law of the People’s Republic of China and the relevant laws and regulations, the said four parties, under the principle of honesty, equality, voluntariness and mutual benefit and after adequate negotiation, agree as follows regarding the borrowing of funds by the Borrower from the Lender through Pride Online investment and financing transaction platform (www.pridelendingclub.com) and the provision of service by the Platform to the parties to the said transaction in relation to the brokerage of and management throughout the loan.

第一章 借款基本情况
Chapter One Basic Information of the Loan

第一条 借款金额、期限及利率
Article 1 Principal Amount, Term and Interest Rate

理财包名称 Name of Financing Package
借款期限 Term of the Loan	借款开始日 Commencement date			借款还款日 Repayment date
还款方式 Repayment Method			保障措施 Collateral
出借人（普瑞德在线注册号） Lender (Pride Online Registered No.	出借金额 Principal Amount of the Loan	年利率 Annual Interest Rate	还款日 Repayment date	每期还款金额 Installment
			本金 Principal	利息 Interest	总额 Total Amount

第二章 借款用途
Chapter Two Use of Proceeds

第二条 本合同项下的借款，借款用途为：流动资金 。
Article 2 The loan hereunder shall be used for working capital.

未经普瑞德在线事先书面同意，借款人不得改变借款用途。
No one may change the use of the proceeds without the prior written consent of Pride Online.

第三章 借款币种、金额和放款
Chapter Three Currency, Amount and Grant of Loan

第三条 本合同项下的借款币种为人民币。
Article 3 The loan made hereunder shall be in RMB.

借款人借款总金额为（大写） （￥： ）。
The total amount of the loan is (in words) _______ (￥:  ).

第四条 出借人出借资金前，应先向普瑞德在线监管账户进行充值。出借人决定出借的，应委托普瑞德在线从监管账户内扣划相应款项。
Article 4 The Lender, before granting the loan, shall deposit the relevant funds into the escrow account of Pride Online and authorize Pride Online to appropriate the corresponding amount when the Lender decides to grant the loan.

在以下条件完全得到满足的情况下，普瑞德在线将出借人出借本金一次性划入借款人的监管账户（即放款）：
Pride Online shall release the principal amount of the loan in a lump sum to the escrow account of the Borrower when the following requirements are fully satisfied (Loan Grant):

1、	普瑞德在线要求借款人提供的文件、资料，借款人已全部提供，并且其所载明的情况没有发生变化，该等文件、资料持续有效，或者借款人已就发生的变化做出令普瑞德在线满意的解释和说明；
1.
The Borrower has provided all the documents and data as required by Pride Online and such documents and data shall be and continue to be effective and the no change has occurred to the situations demonstrated in them or the Borrower has made interpretation and explanation satisfactory to Pride Online if there is any such change.

2、	借款人向保证人提供的反担保措施已得到全面落实并办妥全部法律手续；
2.	The counter-guarantee measures provided by the Borrower to the Guarantor have been fully implemented and all the relevant legal procedures have been completed.

3、	保证人已向普瑞德在线提交愿意为借款人本合同项下借款提供连带责任保证的《连带责任保证确认书》、反担保措施落实情况并发出划付指令。
3.
The Guarantor has provided Pride Online the Confirmation for Joint and Several Liability for the Loan hereunder borrowed by the Borrower, explained implementation of the counter-guarantee and issued the order of payment.

本合同项下借款本金从监管账户划出即视为借款成功。借款本金从监管账户划出之日即为放款日，借款人应从放款日起计付利息。
The release of the principal of the Loan hereunder from the escrow account shall be deemed as the completion of the transaction, the date on which the principal released from the escrow account shall be the date for the grant of the loan when the relevant interest shall be calculated.

第四章 借款利率和计息方法
Chapter Four Interest Rate and Calculation Method

第五条 借款人应按照本合同第一条的约定，按时、足额向出借人支付借款本息。
Article 5 The Borrower shall pay the principal and the corresponding interest to the Lender in full and one time as per the provision of Article 1 hereof.

第六条 各方一致同意在本合同借款期限内，无论国家相关政策是否发生变化，本合同项下借款利率均不作调整。
Article 6 All the parties hereto agree that, during the term of this Contract, the interest rate of the loan hereunder will not be adjusted regardless of the change of the policies of the country.

第七条 本合同项下的借款利率按年利率表示。月利率=年利率／12，日利率=年利率／365，利息=本金×利率×期限。
Article 7 Annual interest rate shall be applied to the interest rate of the loan hereunder. Monthly interest rate=Annual interest rate/12; Daily interest rate=Annual interest rate/365; Interest=Principal × Interest rate × Term.

第八条 借款人未按照本合同的约定偿还借款，应自逾期之日起按照本合同约定的逾期利率计付逾期罚息，直至借款人清偿全部借款本息为止。
Article 8 If the Borrower fails to repay the loan as per the provision of this Contract, Penalty Interest will be calculated as per the overdue interest rate prescribed herein as of the day when the loan becomes overdue until the Borrower repays all the principal and the relevant interest in full amount.

本合同逾期利率按本合同第一条所约定的借款利率的150%确定。
The overdue interest rate hereunder shall be 150% of the interest rate provided in Article 1 hereof.

第五章 还款
Chapter Five Repayment

第九条 经协商一致，出借人同意借款人按下列第 种方式的约定偿还借款本息。具体还款方式以本合同第一条确定的为准。
Article 9 After negotiation, the Lender agrees that the Borrower may repay the principal and the interest thereof according to the _____method of the following and the specific method shall be determined by the provision of article 1 hereof.

A、按月付息，到期还本。即借款人按月付息，借款到期后一次性偿还本金。借款人每月应还利息按下列公式计算：
每月应还利息=本金×月利率
A. Monthly payment of interest and repayment of principal when it becomes due, i.e, the Borrower shall pay the interest on a monthly basis and repay the principal in a lump sum when it falls due. The monthly interest payable by the Borrower shall be calculated as follows:
Monthly Interest Payable=Principal × Monthly Interest Rate

B、按季付息，到期还本。即借款人按季付息，借款到期后一次性偿还本金。借款人每季应还利息按下列公式计算：
每季应还利息=本金×月利率×3
B. Quarterly payment of interest and repayment of principal when it becomes due, i.e, the Borrower shall pay the interest on a quarterly basis and repay the principal in a lump sum when it falls due. The quarterly interest payable by the Borrower shall be calculated as follows:
Quarterly Interest Payable=Principal × Monthly Interest Rate×3

C、按月等额还款。即借款人按月等额还本付息。借款人每月应还本息按下列公式计算：
                                     月利率×（1+月利率）∧N
每月还本付息额=--------------------------------------------×本金
                                          (1+月利率) ∧N-1
月利率=年利率／12
N=还款期数
C. Identical Monthly Repayment, i.e, the Borrower shall repay the principal and the corresponding interest every month in identical amounts which shall be calculated as follows:
                                           Monthly interest rate × (1+Monthly interest rate) ∧N
Monthly Repayment= -------------------------------------------- × Principal
                                          (1+Monthly interest rate) ∧N-1
Monthly Interest Rate=Annual Interest Rate/12
N=Installments of Repayment

D、到期一次性还本付息。即借款到期后，一次性归还借款本息。到期一次性归还本息按下列公式计算：
到期一次性归还本息=本金+本金×月利率×借款月数
D. Repayment of Principal and Interest in a lump sum, i.e, all the principal and the interest shall be paid back in a lump sum after the loan becomes mature which shall be calculated as follows:
Repayment of Principal and Interest = Principal + Principal × Monthly Interest Rate × Number of months.

第十条 还款日
Article 10 Repayment Date

1、	采用按月等额还款方式还款的，还款日为借款发放日的对应日，无对应日的，当月最后一日为还款日。末次还款日为借款到期日。借款人应从借款发放的次月开始还款。借款到期日扣收前一还款日至末次还款日的利息和剩余本金。
1.
Where the method of Identical Monthly Repayment is adopted, the repayment date shall be the day corresponding to the day on which the loan is granted. Where there is no such corresponding date, the last day of the current month shall be the repayment date. The last repayment date shall be day when the loan becomes mature. The Borrower shall make the repayment from the next month follwoing the month when the loan is released. On the day when the loan becomes mature, the interest between the last and the preceding repayment day and the remainder of the principal shall be repaid.

2、	采用按月或按季付息，到期还本方式还款的，还款日为借款发放日的对应日，无对应日的，当月最后一日为还款日。末次还款日为借款到期日。借款人应从借款发放的次月／次月开始还贷。借款到期日扣收前一还款日至末次还款日的利息和借款本金。
2.
Where monthly or quarterly repayment is adopted, the repayment date shall be the day corresponding to the day on which the loan is granted. Where there is no such corresponding date, the last day of the current month shall be the repayment date. The last repayment date shall be the day when the loan becomes mature. The Borrower shall make the repayment from the next month following the month when the loan is released. On the day when the loan becomes mature, the interest between the last and the preceding repayment day and the principal shall be repaid.

3、	采用到期一次性还本付息的，借款到期日为还款日，借款人应一次性偿付借款本金和借款利息。
3.
Where the method of repayment of principal and interest in a lump sum is adopted, the date that the loan becomes due shall be the repayment date on which the Borrower shall pay back the principal and the interest of the loan in a lump sum.

4、	借款人在偿还最后一期借款本金时，应利随本清。
4.	The Borrower shall repay all the accrued but unpaid interest when the Borrower makes its last repayment of the principal of the loan.

第十一条 借款人应于每期还款日前在普瑞德在线监管账户上备足当期应付之利息、本金及其他应付款项，并不可撤销地授权普瑞德在线于还款日前或还款日从借款人监管账户中将相应资金划转至出借人、保证人的普瑞德在线监管账户。当借款人监管账户中的资金余额不足时，借款人不可撤销地授权普瑞德在线从借款人指定的其他银行还款账户（“借款人银行还款账户”）中代扣差额（应付款项与借款人监管账户中余额之差）。
Article 11 The Borrower shall, before each repayment date, deposit adequate funds in the escrow account opened with Pride Online to pay for the current principal, interest and other amounts payable and irrevocably empower and authorize Pride Online to appropriate the corresponding money from the escrow account of the Borrower to the escrow account of the Lender or the Guarantor opened with Pride Online. In case the balance of the escrow account of the Borrower is insufficient, the Borrower hereby irrevocably empowers and authorizes Pride Online to deduct the difference (between the money payable and the amount in the escrow account of the Borrower ) from the banking accounts designated by the Borrower (“Repayment Account of the Borrower”)

第十二条 借款人的任何一期还款不足以偿还应收本金、利息、罚息的，出借人同意按照其出借金额占借款总额的相应比例收取还款。
Article 12 Where any installment of the repayment is not enough to pay back the relevant sum of principal, interest and penalty due, the Lender agrees to collect the repayment according to the ratio between the actual amount released and the total amount of the loan.

第六章 提前还款
Chapter Six Early Repayment

第十三条 借款人可在借款期限届满30日前，向普瑞德在线申请提前还款。借款人申请提前还款，应向普瑞德在线提交书面申请，普瑞德在线在收到申请后10个工作日内予以办理。出借人同意借款人向普瑞德在线申请提前还款即为借款人向出借人申请提前还款。
Article 13 The Borrower may, up to 30 days before term of the loan hereunder ends, apply to Pride Online for early repayment of the loan. Where the Borrower applies for such early repayment, it shall submit written application to Pride Online who shall process the application within 10 working days after receiving it. The Lender agrees that the application submitted by the Borrower to Pride Online for early repayment shall be deemed as the same application has been made to the Lender.

第十四条 借款人提前还款的，需额外多付一个月的利息，该额外利息将在提前还款时一次性支付。
Article 14 Where the Borrower makes the early repayment of the loan, the Borrower shall pay an extra month of monthly interest which is due in a lump sum when the early repayment is to be made.

第十五条 借款人提前归还的借款本金，从前一还款日至提前还款日按日计收利息。
Article 15 In case that the early repayment of principal is made, the interest rate for the period between the preceding repayment date and the day on which repayment is made shall be calculated on a daily basis.

第十六条 借款人提前还款的，出借人对借款人提前还款前已计收的借款利息不作调整，保证人、普瑞德在线对已经收取的担保费、服务费等相关费用不作退还。
Article 16 Where the Borrower makes the early repayment of the loan, the interest already collected by the Lender before the Borrower makes such early repayment will not be adjusted and the fees for guarantee and service paid to the Guarantor and Pride Online will not be refunded.

（注：借款人在普瑞德在线已开通第六章所涉功能的情况下方可使用并按本章约定履行。）
(Please Note: The Borrower may make the said application according to this Chapter only after the service prescribed in this Chapter Six is agreed to be provided by Pride Online to the Borrower.)

第七章 逾期还款
Chapter Seven Late Repayment

第十七条 借款人未在还款日（包括被宣布提前到期）18点前，在其普瑞德在线监管账户上备足当期应付之利息、本金及其他应付款项的，视为借款人逾期还款。
Article 17 Failure of the Borrower to deposit adequate funds in its escrow account with Pride Online to repay the relevant interest, principal and other amount payable before 18:00 of any repayment (including accelerated repayment) date shall be deemed as late repayment by the Borrower.

第十八条 借款人到期应付而未付的借款本息，自逾期之日起，按合同第一条约定的借款利率的150%按日计收逾期罚息，直至借款人清偿本息为止。
Article 18 For any principal and interest that becomes due and payable by the Borrower, starting from the day such principal and interest becomes due, a penalty interest equal to 150% of the interest as prescribed in the provision of the Article 1 hereof will be applied and calculated on a daily basis until the Borrower repays all of the outstanding principal and interest.

第十九条 借款人同意，若借款人任何一期应付款项逾期超过30日，则本合同项下全部借款于该期应付账款逾期第30日当日全部提前到期；该期借款逾期未满30日但已届最终借款到期日的，仍以最终借款到期日为全部借款到期日，借款人应立即清偿本合同下尚未偿付的全部本金、利息、罚息、服务费以及为实现债权所产生的其他一切费用（包括但不限于评估鉴定费、拍卖费、差旅费、诉讼费、保全费、律师费等）。
Article 19 The Borrower agrees that, if any amount payable is not paid within 30 days after it falls due, the total amount of the loan hereunder shall become due and payable on the 30th day after the said outstanding amount payable falls due; and that, if the said period has not reach 30 days, but the term of loan expires, the last repayment date shall be the date on which all the amounts of the loan become due and payable. In this case, the Borrower shall promptly repay all the remaining principal, interest, penalty interest and service fees payable and all other related cost and fees (including but not limited to fees for assessment and auction, travel cost, and fees for litigation, property preservation and attorney).

第二十条  借款人发生逾期还款，出借人可以选择自行向借款人或担保人追讨。
Article 20. The Lender may choose to collect from either the Borrower or Guarantor if the Borrower fails to pay upon the loan’s due date.

出借人选择自行追讨的，由出借人自行承担损失和风险，同时自行享有借款人所支付的利息和逾期罚息。
The Lender shall bear the loss and any risks, if he chooses to collect the payment due by himself, and also receive the interest and overdue interest penalty payable by Borrower.

出借人选择自行追讨的，应在借款人逾期之日起2日内向普瑞德在线提交《自行追讨通知书》（登陆www.pridelendingclub.com网站下载表格）。
The Lender shall submit a “self collect notice” within 2 days upon Borrower’s overdue if he chooses to collect by himself. (log in www.pridelendingclub.com to download the form).

担保人按约定代偿相关款项后，出借人对借款人的债权（包括借款本金、利息和逾期罚息）自动转让给担保人，担保人其后向借款人追讨上述债权所得全部归属担保人所有。担保人向借款人追讨所得多于其代偿金额的，多出部分由担保人享有；担保人追讨所得少于其代偿金额的，损失由担保人自行承当。
After Guarantor pays the relevant funds on behalf of the Borrower, the Lender’s rights to collect from Borrower (include principal, interest and overdue interest penalty) will be assigned to the Guarantor and the Guarantor shall be entitled to all amounts resorted from the Borrower regarding the said Lender’s rights. If the amount obtained by the Guarantor from the Borrower is more than the amount paid to the Lender by the Guarantor, the Guarantor shall be entitled to have such difference; and if the amount obtained by the Guarantor from the Borrower is less than the amount paid to the Lender the Guarantor, the Guarantor shall bear the loss by himself.

借款人逾期后3日内偿还借款的，本金、利息、罚息全部归出借人所有，并免除担保人的保证责任。
If the Borrower makes repayment within 3 days after the loan becomes overdue, the Lender is entitled to all amounts of the loan principal, interest and overdue interest paid by the Borrower, and shall exempt the Guarantor from its guarantee obligation.

第二十一条 借款人无条件同意，若借款人任何一期应付账款逾期超过30日，或借款人在逾期后出现逃避、拒绝沟通或拒不承认欠款等恶意行为的，普瑞德在线有权将借款人违约失信的相关信息在www.pridelendingclub.com网站上进行公告，或向媒体、用人单位、公安机关、检查机关等披露，或将借款人的“逾期记录”录入中国人民银行征信系统及╱或信用数据库。同时，出借人、保证人可以通过发布借款人的相关信息或悬赏等方式追索债权。
Article 21 The Borrower hereby unconditionally agrees that, if no repayment is made within 30 days after any amount payable becomes due or the Borrower commits any such malicious acts as evasion or refusal to communicate or to recognize the loan, Pride Online has the right to publicize the delinquency of the Borrower at www.pridelendingclub.com or disclose it to the media, the Borrower’s employer, the public security  or the prosecutorial authorities, or to input the bad record of the Borrower into the credit system and/or credit database of the People’s Bank of China. In the meantime, the Lender and the Guarantor may claim their rights by publishing the relevant information of the Borrower or by offering rewards.

第二十二条 借款人不可撤销地授权普瑞德在线在借款人未能按时足额支付应付账项的情况下，在借款人全部到期应付账项的范围内，随时划扣借款人监管账户及指定银行账户中的资金用于归还借款人到期应付账款及其他费用，该等划扣无需借款人同意。
Article 22 If the Borrower fails to timely repay any amount in full when due, the Borrower irrevocably authorizes Pride Online to use at any time the money in the escrow account and other designated bank accounts of the Borrower to repay such amount due and payable and other fees without the consent of the Borrower, provided that the said money does not exceed the amount payable.

第二十三条 借款人同意，如借款人的还款金额不足以足额清偿到期应付账项的，借款人的每期还款均按照如下顺序清偿：实现债权费用、服务费、滞纳金、违约金、逾期罚息、利息、本金。
Article 23 The Borrower agrees that, if the amount of the repayment made by the Borrower is not sufficient to repay any amount due and payable, the following order shall be applied to the funds repaid by the Borrower: fees for realization of creditor’s right, service fees, overdue fine, liquidation damage, penalty interest, interest, and principal.

第八章 担保条款
Guarantee Terms

第二十四条  担保人自愿为借款人在本合同项下的债务提供连带责任保证担保。
Article 24.  The Guarantor shall be voluntary joint and several liable with the Borrower for the debt under this contract.

第二十五条  担保人的担保范围为：本合同项下借款：   本息保      ，包括全部本金、利息、罚息、服务费以及为实现债权所产生的其他一切费用（包括但不限于评估鉴定费、拍卖费、差旅费、诉讼费、保全费、律师费等）。
Article 25. The guarantee scope: the loan under this contract: guarantee the principal and interest, including all the principal, interest, penalty interest, service fee and all other expense to realize the creditor’s rights (including but not limited to appraisal fees, auction fees, travel expenses, litigation costs, injunction costs, lawyers’ fees and etc).

第二十六条  担保人的保证期间为本合同项下借款到期之日起两年；若借款人的任何一期应付款项逾期超过3天的，保证期间为自逾期第4日起两年；借款人的借款被宣布提前到期的，保证期间为借款提前到期之日起两年。
Article 26. The term of guarantee is 2 years from the loan’s due date under this contract. If any repayment of any amount is overdue for more than 3 days, the term of guarantee will be 2 years from the 4th day after due date; if the Borrower’s loan becomes due earlier than the due date under the contract, the term of guarantee  will be 2 years from the accelerated due date.

第二十七条 借款人同意在借款成功时根据《委托担保协议书》的约定向担保人支付担保费用，借款人不可撤销地授权普瑞德在线向借款人划付出借本金时，直接从本金中扣除并划转至担保人的监管账号。
Article 27. The Borrower agrees to pay the Guarantor the guarantee fee according to the “guarantee agreement” after receiving the loan, the Borrower irrevocably authorizes Pride Online to deduct such fee from the loan principal to be released to the Borrower and transfer to the escrow account of the Guarantor.

第二十八条 出借人在此委托并不可撤销地授权普瑞德在线，当借款人未按时足额支付应付款项的，普瑞德在线应在逾期次日向担保人发出《逾期催收及代偿通知书》。担保人对普瑞德在线发出的《逾期催收及代偿通知书》表示认可并不持异议。
Article 28. The Lender hereby entrusts and irrevocably authorizes Pride Online, in case that the Borrower fails to make timely payment in full for any amount payable, to send “Overdue collection and compensatory notice” to the Guarantor on the next day following the overdue day. The Guarantor shall acknowledge and hold no objection to such notice issued by Pride Online.

第二十九条  借款人逾期超过三天的，担保人在担保范围内向平台会员出借人代偿相关款项；担保人逾期未付的，担保人不可撤销地授权普瑞德在线直接从担保人监管账号中扣除款项。
Article 29.  If Borrower fails to make timely repayment, then three days after the due date the Guarantor shall, within the scope of guarantee, pay the relevant amount to the Lender who is a member of the platform. The Guarantor hereby irrevocably authorizes Pride Online directly deduct such amount from its escrow account if it fails to make such payment in a timely manner.

第三十条  出借人收到担保人支付的代偿款项后，即不可撤销地委托并授权普瑞德在线以出借人名义向担保人签发《代偿债务确认书》。
Article 30. After the Lender receives the fund paid by the Guarantor, the Lender will irrevocably authorize Pride Online to issue “Guarantee payment of debt confirmation” to the Guarantor in the name of the Lender.

第三十一条  借款人不可撤销地授权普瑞德在线，在担保机构履行担保责任后向其追偿时，有权将借款人普瑞德在线监管账户及借款人银行还款账户中的资金直接划扣给担保人监管账户，用以偿还追偿款项。
Article 31.   Borrower irrevocably authorizes Pride Online, after the Guarantor has fulfilled its Guarantor obligations and claims the repayment from the Borrower, to directly transfer funds from the Borrower’s escrow account to the Guarantor’s escrow account to make repayment to the Guarantor.

第三十二条  自担保人将代偿款项支付普瑞德在线监管账户之日（“代偿日”）起超过10日，借款人仍未向担保人偿还全部代偿款项的，借款人应以上述全部代偿款项为基数，从代偿日开始，按每日1‰的标准另行向担保人支付滞纳金，直至全部清偿为止。
Article 32. If the Borrower fails to pay back all payment advanced by the Guarantor in repayment of Borrower’s overdue debt within 10 days after Guarantor made such payment, then 1‰ penalty interest per day will be applied to the full payment amount made by the Guarantor on behalf of the Borrower until such amount is fully repaid by the Borrower.

第三十三条  担保人履行担保责任后有权向借款人追偿，追偿范围包括：
1、担保人代偿的全部款项，借款人应付未付的利息、罚息，以及借款人逾期偿还代偿款项所发生的滞纳金等；
2、担保人为追偿、催收上述款项所产生的其他一切费用（包括但不限于评估鉴定费、差旅费、诉讼费、执行费、律师费等）。
Article 33. The Guarantor has the rights to claim from the Borrower after Guarantor performs his Guarantor responsibility, including:
1. All overdue payments made by Guarantor, including the outstanding interest payable, penalty interest, and overdue fine owed by the Borrower.
2. All other expenses of the Guarantor resulting from claiming the payments described in subsection 1 above (including but not limited to appraisal fees, travel expenses, litigation costs, implementation costs, attorney fees)

第三十四条  普瑞德在线没有法律责任垫付：
Pride Online has no legal obligation to make any repayment on behalf of the Borrower.

第三十五条  本合同借款发放成功后，出借人无条件同意担保人及其合法受托人可随时以短信、电话、电子邮件或其他合法方式提醒并催告借款人履行还款业务。
Article 35. After the loan under this contract is successfully released to the Borrower, the Lender unconditionally authorizes the Guarantor and his legitimate trustee to remind and notice the Borrower to fulfill his payment obligation by text message, phone call, email and other legal ways of communication.

第三十六条  本担保条款不受本合同其他条款效力的影响。担保人的担保责任也不因受到自身财务状况的改变、与任何单位或个人签订的其他任何合同而免除。
Article 36. The effectiveness of this Chapter Guarantee Terms shall not be affected by other terms of this contract. The responsibility of Guarantor will not be affected by changes in its financial conditions or any other contracts signed with any entities or individuals.

第三十七条  出借人根据本合同约定转让其在本合同项下的全部或部分权利义务的, 担保人仍在本合同约定的担保范围内承担担保责任。在不减损出借人及普瑞德在线权益的情形下，借款人可与担保人另行签订担保合同，前述合同需经普瑞德在线确认后方为有效。
Article 37. If the Lender transfers his whole or part of obligations and rights hereunder according to this contract, Guarantor shall be responsible for his guarantee obligation within the scope of guarantee provided in this contract. Without impacting the rights and interest of the Lender and Pride Online, Borrower may enter into another guarantee contract with the Guarantor, which shall become effective upon  the confirmation of Pride Online.

第九章出借人债权转让
Chapter Nine Transfer of Creditor’s Right by the Lender

第三十八条 各方同意并确认，出借人可自行将本合同项下的全部或部分借款债权转让给普瑞德在线的其他注册客户。出借人若将债权转让给非普瑞德在线注册用户的，出借人必须确保受让人在受让债权之前成为普瑞德在线注册用户，否则该转让行为对普瑞德在线、担保机构及借款人不产生法律效力。
Article 38 The parties agree and confirm that, the Lender may, at it own option, transfer all or part of its creditor’s right hereunder to any other registered user of Pride Online. If the Lender transfers its creditor’s right to anyone other than its registered user, the Lender must make sure that such transferee becomes a registered user of Pride Online before the transfer is concluded; otherwise, such transfer will not have any binding effect on Pride Online, the Guarantor and the Borrower.

第三十九条 出借人自行转让本合同债权的，应当在债权转让之日以书面形式（包括但不限于电子邮件等方式）投资普瑞德在线和保证人。如出借人未通知的，因此产生的一切后果由出借人自行承担。
Article 39 Where the Lender transfers its creditor’s right in its own discretion, it shall notify Pride Online and the Guarantor in writing (including without limitation such means as email) on the day when such transfer is made. Any consequence due to the failure of the Lender to make such notification shall be borne by the Lender.

第四十条 出借人根据本合同转让借款债权的，除下述内容变更外，本合同项下其他条款不受影响，且变更内容对借款人和保证人仍有约束力：
Article 40 In case of assignment of its creditor’s right by the Lender, except for the following changes, the rest of the provisions of this Contract shall remain unaffected and any such change shall remain binding on the Borrower and the Guarantor:

1、	借款债权全部转让的，本合同项下的贷款人一方变更为债权受让人。
1.	In case of assignment of all the creditor’s right, the Lender hereunder shall be changed to the assignee;

2、	借款债权部分转让的，本合同项下的出借人一方更改为出借人和债权受让人，且出借人和债权受让人借出的本金应相应调整。
2.
In case of transfer of part of the creditor’s right, the Lender hereunder shall be changed to the Lender and the transferee jointly, and the principal of the loan owed to the Lender and the transferee respectively shall be adjusted accordingly.

第四十一条 出借人除可以自行转让债权外，还可以委托普瑞德在线为其寻找债权受让人。出借人委托普瑞德在线进行债权转让的，应向普瑞德在线提出书面申请，普瑞德在线接受出借人的书面申请后，将按照债权转让当时的交易规则为出借人寻找债权受让人。
Article 41 In addition to transferring the creditor’s right solely by the discretion of the Lender, the Lender may also entrust Pride Online to look for a potential transferee for its creditor’s right. Under this circumstance, the Lender shall file a written application to Pride Online who shall, after accepting such written application from the Lender, look for a potential transferee for the Lender as per the current transaction rules for the transfer.

（注：借款人在普瑞德在线已开通第八章所涉功能的情况下方可使用并按本章约定履行。）
(Note: The Borrower may make the said application according to this Chapter only after the service prescribed in Chapter Eight is provided by Pride Online to the Lender.)

第十章 陈述、声明和保证
Chapter Ten Representations and Warranties

第四十二条 出借人陈述、声明和保证
Article 42 Representations and Warranties of the Lender

1、	出借人系具有完全民事权利能力和完全民事行为能力，能够独立承担民事责任的自然人，有权签订并履行本合同。
1.	The Lender is a natural person with the full capacity for civil rights and conducts to independently undertake civil liability and has the right to sign and perform this Contract.

2、	出借人保证在本合同有效期内保持普瑞德在线注册用户身份。
2.	The Lender undertakes to remain a registered online user of Pride Online during the term of this Contract.

3、	出借人向借款人提供的出借资金来源合法，如果第三人对资金归属、合法性等问题提出异议，出借人应负责解决。
3.
The funds provided by the Lender to the Borrower come from legal sources. If any objection is raised by any third party regarding the ownership and legality of the funds, the Lender shall assume the relevant responsibility to resolve such issues.

4、	出借人保证不利用普瑞德在线进行信用卡套现、洗钱或其他违法行为。
4.	The Lender undertakes not to exploit Pride Online for cashing out with credit card, money laundry or any other illegal acts.

5、	出借人保证其向普瑞德在线提供的所有证件、资料均合法、真实、准确、完整和有效。若上述材料发生变化时，出借人保证及时登录会员中心更新。
5.
The Lender warrants that, all the certificates and materials provided by it to Pride Online are lawful, true, accurate, complete and valid. If any change occurs to them, the Lender undertakes to timely log on the membership center to update them.

6、	出借人已详细阅读了普瑞德在线在其网站所发布的交易规则和《融资包详情》等内容，充分知悉和了解本合同项下各方的权利和义务，对融资包内容全部认可并接受，在本合同项下的全部意思表示真实。
6.
The Lender has thoroughly read the transaction rules and Details of Financing Package published by Pride Online on its website, fully understood the rights and obligations of the parties hereto and fully recognized and accepted the content of the Financing Package; and the intention hereby expressed by the Lender is true.

7、	出借人清楚可能面临的出借风险。出借人在此确认，借款人或者保证人可以因为经营不善、丧失商业信誉等因素，存在着部分或全部借款不能回收的风险，出借人已充分了解并认识到了本次借款的特殊性。风险的不确定性以及回收该等借款可能面临的困难，经独立慎重判断后仍做出出借决定，自愿签署本合同。
7.
The Lender is aware of the potential danger it may face. The Lender hereby confirms that, the Lender or the Guarantor may face the risk of being unable to reclaim any or all of the loan due to the poor management or loss of business reputation of the Borrower, and that the Lender has fully understood and recognized the special nature of this transaction hereunder. The Lender has made prudent judgment on the uncertainty of the risk and the difficulty in reclaiming the loan and decided to grant such loan, and voluntarily signed this Contract.

8、	出借人若成功出借，保证采取合法的手段和方式向借款人或者保证人主张权利。并且保证不得因未实现预期投资收益或者投资受损而对普瑞德在线提出任何诉讼、仲裁或索赔，普瑞德在线不承担任何责任。
8.
If the Lender grants the loan hereunder, the Lender undertakes to take lawful measures to claim its rights from the Borrower or Guarantor and not to file any suit, application for arbitration or claim against Pride Online just because it does not realize its anticipated proceeds or because it has suffers any loss. Pride Online does not take on any liability in this aspect.

9、	出借人了解并同意：普瑞德在线可以因其提供的各项服务有权向出借人收取投资服务费，具体收费标准按普瑞德在线公布的《普瑞德在线网站费用及其他规则》规定为准；普瑞德在线有权单方修改相关收费标准和收费规则，出借人对此予以认可同意。出借人同意并授权普瑞德在线直接从借款人的每期还款资金中划扣服务费。
9.
The Lender understands and agrees: Pride Online has the right to collect service fees for the services it provides as per the specific provision of Rules of Pride Online for Fees Collection and Other Matters published by Pride Online; and the Lender acknowledges that Pride Online has the right to unilaterally amend the relevant standard and rules for fees collection. The Lender agrees and authorizes Pride Online to directly deduct the service fees from each installment of repayment made by the Borrower to the Lender.

10、   出借人同意并授权普瑞德在线在放款条件成就时将其出借资金划至借款人账户，在借款人还款时将还款资金划入其普瑞德在线监管账户。
10.
The Lender agrees and authorizes Pride Online to appropriate the loan to the escrow account of the Borrower when the conditions for granting of the loan have been satisfied and appropriate the relevant repayment to the escrow account of the Lender opened with Pride Online when the Borrower makes repayment.

11、	出借人承诺并保证在资金出错、债权转让过程中产生的相关税费，由出借人自行向其主管税务机关申报、缴纳，普瑞德在线不负责相关事务处理。
11.
The Lender undertakes and warrants that, the relevant tax that occurs when something is wrong with the funds or when the creditor’s right is transferred shall be declared and paid by the Lender on its own to the competent tax authority and Pride Online will not be responsible for processing of such matters.

12、	出借人承诺，出借人因授权和/或委托普瑞德在线根据本合同所采取的全部行为和措施的法律后果均归属于借款人本人。
12.
The Lender warrants that, all the consequences resulting from the acts and measures taken by Pride Online due to its authorization and/or entrustment to Pride Online as per this Contract shall be borne by the Lender.

第四十三条 借款人陈述、声明和保证
Article 43 Representation and Warranties of the Borrower

1、	借款人具有完全民事权利能力和完全民事行为能力，能够独立承担民事责任，有权签订并履行本合同。
1.	The Borrower is a natural person with the full capacity for civil rights and conducts to independently undertake civil liability and has the right to sign and perform this Contract.

2、	借款人保证在本合同有效期内保持普瑞德在线注册用户身份。
2.	The Borrower undertakes to remain a registered online user of Pride Online during the term of this Contract.

3、	借款人已仔细阅读并完全理解和接受本合同的内容，借款人签署和履行本合同是自愿的，其在本合同项下的全部意思表示真实。
3.
The Borrower has thoroughly read the transaction rules and fully understood the Contract. The Borrower signs and performs this Contract voluntarily and the intention hereby expressed by the Borrower is true.

4、	借款人为了进行本合同项下的交易和签署本合同向普瑞德在线提供的所有文件、资料和凭证等都是真实、完整、准确和有效的，借款人所提交的财务报表真实地反映了该财务报表在出具时借款人的财务状况。若上述文件、资料发生变化时，出借人保证及时登录会员中心更新。
4.
The Borrower warrants that, all the documents, materials and vouchers provided by it to Pride Online are lawful, true, accurate, complete and valid. And the financial statements submitted by the Borrower truthfully reflect the financial situation of the Borrower at the time of the issuance of such financial statements. If any change occurs to them, the Borrower undertakes to timely log on the membership center to update them.

5、	借款人保证按本合同约定的用途使用借款并按时足额归还借款本息。借款人保证在每期还款日24时前将足额款项存入其普瑞德在线监管账户，同意并授权普瑞德在线将对应本息划至各出借人账户。
5.
The Borrower undertakes to use the loan according to the provisions hereof and timely repay the relevant principal and interest in full amount. The Borrower undertakes to deposit adequate funds into its escrow account opened with Price Online before 24:00 of each repayment date and empowers and authorizes Pride Online to appropriate the corresponding principal and interest to the account of the Lender.

6、	借款人保证不会利用普瑞德在线进行诈骗、非法集资或其他违法行为，否则应依法独立承担法律责任。
6.
The Borrower undertakes not to exploit Pride Online to carry out fraud, illegal fund raising or other illegal acts; otherwise, the relevant legal responsibility shall be borne by the Borrower on its own.

7、	借款人承诺并保证在资金借入、债务转让过程中产生的相关税费，由借款人自行向其主管税务机关申报、缴纳，普瑞德在线不负责其他事务处理。
7.
The Borrower undertakes and warrants that, the relevant tax that occurs when something is wrong with the funds or when the creditor’s right is transferred shall be declared and paid by the Borrower on its own to the competent tax authority and Pride Online will not be responsible for processing of such matters.

8、	借款人承诺，借款人因授权和╱或委托普瑞德在线根据本合同所采取的全部行动和措施的法律后果均属于借款人本人。
8.
The Borrower warrants that, all the consequences arising from the acts and measures taken by Pride Online due to its authorization and/or entrustment to Pride Online as per this Contract shall be borne by the Borrower.

9、	借款人承诺配合普瑞德在线进行借款支付管理，保证自觉接受并积极配合普瑞德在线或保证人对其有关生产、经营及财务情况的调查、了解、监督及贷后管理；并按普瑞德在线或者保证人的要求实时提供《资产负债表》、《损益表》等财务报表或其他反映借款人资信情况的资料。
9.
The Borrower undertakes to cooperate with Pride Online in terms of management of the loan, voluntarily accept and cooperate with Pride Online or the Guarantor in the investigation, supervision and post-loan management of its production, operation and financial situation, and provide such financial statements as balance sheet, statement of profit and loss or other data reflecting the creditworthiness of the Borrower as required by Pride Online or the Guarantor.

10、	借款人保证在清偿其在合同项下的全部债务之前如进行对外投资、实质性增加债务融资，已经用于反担保的经营组织进行合并、分立、减资、股权转让、资产转让、申请停业整顿、申请解散、申请破产等足以引起本合同之债权、债务关系变化或者可能足以影响出借人权益的行动时，应提前三十个工作日以书面形式通知普瑞德在线和保证人，同时落实债务清偿责任或者提前清偿责任，未经普瑞德在线和保证人书面同意，不得进行上述行动。
10.
The Borrower warrants that, if the Borrower takes any action like making investment, materially increase of debt financing, or merger, division, capital decrease, equity transfer, assets transfer, application for winding up, dissolution or bankruptcy of or by the counter-guarantee organization which suffices to change the relation of the parties hereto or affect the benefit of the Lender, the Borrower shall notify Pride Online and the Guarantor in writing thirty days in advance and simultaneously clarify the liability for debt discharge or discharge its debt in advance. The Borrower may not take any of the said action without the written consent of Pride Online and the Guarantor.

11、	借款人保证在本合同有效期间内，未经普瑞德在线及保证人书面同意不得为其他企业法人、其他组织或个人承担足以影响借款人偿还本合同项下借款能力的债务，或提供足以影响借款人偿还本合同项下借款能力的保证担保、或以借款人资产、权益设定足以影响借款人偿还本合同项下借款能力的抵押或质押。
11.
During the term of this Contract, without the written consent of Pride Online and the Guarantor, the Borrower may not assume any liability of any enterprise or organization or individual, or provide security, or create mortgage or pledge on its assets or interest which may damage its ability to repay the loan hereunder.

12、	借款人如出现下列事项对履行本合同项下还款义务构成威胁的任何事件时，借款人应当立即书面通知普瑞德在线和保证人，并积极按保证人的要求落实好本合同项下的借款及其他一切应付款项按期足额偿还的保障措施：
12.
In case of occurrence of any of the following incidents to the Borrower that may endanger the fulfillment of the repayment obligation hereunder, the Borrower shall promptly notify Price Online and the Guarantor in writing and take positive measures as required by the Guarantor to safeguard the repayment of the loan and all other amounts payable hereunder:

(1)	借款人在银行等金融机构签订的借款合同、授信额度合同及其项下授信合同、担保合同或与其他任何债权人所签订的融资合同项下发生任何违约事项；
The Borrower breaches any loan contract, or any credit limit contract and the agreement for credit or security under the credit limit contract entered into with the banks or other financial institutions, or breaches any financing contract entered into with any of its creditors;

(2)	借款人发生违法或被索赔事件；
The Borrower breaks the law or any claim is filed against the Borrower;

(3)	借款人经营出现严重困难和财务状况发生恶化；
The Borrower face serious difficulty in its operation and its financial situation deteriorates;

(4)	在本合同项下的债务未清偿前，借款人已承担或将要承担重大债务或或有债务；
Before the satisfaction of the debts hereunder, the Borrower has undertaken or will undertake significant or contingent debt;

(5)	借款人发生重大债权债务纠纷引起诉讼、仲裁等事件；
The Borrower is involved in any suit or arbitration due to any dispute regarding its credit and/or obligations; and

(6)	其他可能影响借款人财务状况和偿债能力的情况。
Any other circumstance which may affect the financial situation and the ability of the Borrower to repay its debts.

第四十四条  担保人陈述、声明和保证
Representations and warranties of Guarantor

1、	担保人是具有的担保人资格的企业法人，或具有担保人资格的不以公益为目的的事业单位法人，或具有担保人资格的其他组织。担保人愿意以其所有或依法有权处分的资产承担担保责任，履行本合同“担保条款”规定的义务。
The Guarantor is  an enterprise  legal person who has Guarantor qualification, or a organization   legal persons who has Guarantor qualification but does not operate on a not-for-profit basis, or other types of organization that has  Guarantor qualification. The Guarantor agrees to assume Guarantor obligation in security of all of its assets or such assets that it has a right to dispose of under the law, in performance of the "guarantee obligations” provided under this contract.

2、	担保人意思表示真实，不存在任何欺诈和胁迫的因素。
The Guarantor bears bona fide purpose in entering into this contract without any fraud or under coercion.

3、	担保人签订本合同已获得充分授权或经公司董事会等有权机构批准。
The Guarantor is duly authorized to, or approved by the board of the Guarantor to sign this Contract.

4、	担保人提供的财务报表和所有文件，均是真实、合法和有效的。
All the profiles and financial statements provided by the Guarantor are true, legitimate and valid.

5、	无论担保人是否发生体制变更、债务重组或股权结构改变等，本合同始终对担保人具有法律约束力，也对担保人的权利业务继受人具有法律约束力。
Even if the Guarantor  changes its nature, experiences debt restructuring or ownership structural change, this contract shall remain legally binding on the Guarantor, and its successors.

6、	担保人保证收到《逾期通知书》后立即向借款人进行催收，向借款人逾期超过30天且出借人没有选择自行追讨的，担保人按照担保条款的约定代偿相关款项。
Guarantor will notify the Borrower to make the relevant repayment when it receives the “overdue notice”. If the Borrower fails to make repayment over 30 days after such repayment becomes due and the Lender does not choose to collect by himself, the Guarantor shall pay the relevant amount to the Lender on behalf of the Borrower pursuant to the guarantee terms.

第四十五条 平台陈述、声明和保证
Article 45 Representations and Warranties of the Platform

1、	普瑞德在线专注于为有理财需求的投资人和有资金需求的融资人搭建一个安全、透明、便捷的投融资网络交易平台，普瑞德在线结合多年的金融服务和风险管理经验，利用先进的资信管理技术，为平台两端的客户提供投融资咨询、资信评估、投融资方案设计、投融资需求对接、资信管理、财富管理等服务。
1.
Pride Online is an online transaction platform aimed at creating a medium of safe, transparent and convenient investment and financing for Borrowers and Lenders. Pride Online takes advantage of its advanced credit management technology and combines its experience in financial service and risk management to provide such services as counseling for investment and financing, credit assessment, scheme design for investment and financing, credit management and wealth management.

2、	普瑞德在线严格按照本合同的约定，恪尽职守，以诚实、信用、谨慎、有效管理的原则，为出借人、借款人和保证人提供业务，并据以收取相应的服务费用。
2.
Pride Online will, under the principle of honesty, faithfulness, prudence and effectiveness and in strict accordance with this Contract, provide service to the Lender, the Borrower and the Guarantor and charge relevant service fees accordingly.

3、	在任何情形下，普瑞德在线不是本合同项下任何借款或债务的债务人或需要以其自有资产偿还本合同项下的任何借款或债务。普瑞德在线亦不是本合同项下的保证人或需要以其自有资产承担本合同项下的担保责任。
3.
Under no circumstances will Pride Online be a debtor of any debt or loan hereunder or a party who needs to repay any debt or loan hereunder with its own assets, and neither is Price Online the Guarantor provided herein or a party who needs to undertake the liability for guarantee hereunder with its own assets.

4、	普瑞德在线积极协助各方办理各项信息变更手续，及时报告出借人出借资金使用或者收益情况等。
4.	Pride Online actively assists the parties hereto in going through relevant formalities for information change and timely report the use of or proceeds from the loan to the Lender.

5、	在本合同项下借贷关系存续期间，普瑞德在线有权采取合法合理的措施向借款人进行还款提醒及催收工作（包括但不限于：短信、电子邮件、电话、上门催收提醒、发律师函等）。出借人、借款人、保证人承诺对普瑞德在线的前述提醒、催收工作不持异议并积极配合。
5.
During the period when the loan relationship hereunder exists, Price Online has the right to take lawful and reasonable measures to notify and urge the Borrower to repay the loan (including but without limitation: text message, email, phone calls, door-to-door notification and sending attorney’s letter). The Lender, the Borrower and the Guarantor undertake not to raise any objection to the said work of Pride Online.

6、	妥善保存本合同及相关的全部资料以备查阅。对合同各方的个人信息、资产情况及其他服务相关事务的情况或资料依法保密；非因促进交易、一方违约，或相关权力部门要求（包括但不限于法院、仲裁机构、金融监管机构等），不得对外披露。
6.
Pride Online will carefully keep this Contract and all the related materials for reference and keep confidential the information regarding the person and assets of the parties hereto and other service-related data, and may not disclose the same unless such disclosure is necessary for the transaction or dealing with the breach by any party hereto or is required by the relevant authorities (including but not limited to the court, arbitration tribunal and the financial regulatory agencies).

7、	普瑞德在线保留对可疑交易、非法交易、高风险交易或者交易纠纷的独立判断和确定，并有权依法采取暂停交易、终止交易、向有关单位报告等必要处理措施或依有关单位合法指示行事。
7.
Pride Online reserves the right to make independent judgment and determination of any suspicious, unlawful or high-risk transaction or any transaction dispute, and may take lawful and necessary measures like suspension or termination of the transaction or filing of reports to relevant authorities or takes other actions according to the lawful instruction of the relevant government or regulatory authorities.

第十一章违约事件
Chapter Eleven Event of Default

第四十六条 借款人存在下述任一事件，均构成本合同项下的违约事件：
Article 46 Occurrence of any of the following events on the part of the Borrower shall be a breach of this Contract:

1、	借款人在本合同项下做出的陈述、声明和保证被证明是不真实的，或是具有误导性的，或者借款人未依据其陈述、声明和保证履行的；
1.
Any  of the warrants, representations and statements made hereunder by the Borrower is proven to be untrue or misleading, or the Borrower fails to perform according to its warrants, representations and statements under this Contract;

2、	借款人涉及将会对其财务状况或借款人根据本合同履行其义务的能力构成严重不利影响的任何诉讼、仲裁或行政程序的；
2.
The Borrower is involved in any litigation, arbitration or administrative procedure which may produce serious adverse effect on its financial situation or on its ability to fulfill its obligations according to this Contract;

3、	借款人的财产被依法查封、冻结、扣押或监管，已经或可能影响借款人在本合同项下义务的履行，且不能及时提供有效补救措施的；
3.
The property of the Borrower is lawfully seized, frozen, detained or placed under supervision which has affected or may affect the fulfillment of its obligation hereunder and the Borrower fails to provide effective remedies  in a timely manner;

4、	发生任何其他事件或情况，实质性地对出借人或保证人在本合同项下的权利产生不利影响的。
4.	The occurrence of any other incident or situation which produces material adverse effect on the right of the Lender or the Guarantor hereunder.

第四十七条 上述违约事件是否发生，由普瑞德在线或者担保人作出判断。上述任何违约事件发生后，普瑞德在线有权采取以下任何一项或多项措施：
Article 47 Pride Online and the Guarantor have the right in their discretion to determine the occurrence of the said incidents and Pride Online may, after such occurrence, take one or more of the following measures:

1、	立即停止本合同项下借款的划付；
1.	Immediately suspending the appropriation of the loan hereunder;

2、	宣布借款立即到期，并要求借款人立即偿还全部已发放的借款本金、利息或其他实现债权的费用；
2.	Declaring the loan due immediately and requiring the Borrower to immediately repay all granted principal, interest of the loan or other cost incurred for repayment of the loan;

3、	要求借款人追加或更换反保证人、抵押物、质物╱出质权利；
3.	Requiring the Borrower to add or change the counter-Guarantor, the mortgaged or the pledged property/right;

4、	宣布实施或实现有关借款的任何反担保项下的权利；
4.	Declaring to perform or implement the right under any counter-guarantee for the loan;

5、	保证人以为适当的其他方式。
5.	Other measures deemed appropriated by the Guarantor.

第四十八条 保证人履行担保业务后，出借人应积极协助保证人向借款人追偿（包括但不限于签署、提供相应书面材料等），若因出借人的原因导致保证人不能追偿的，出借人应向保证人承担赔偿责任或返还代偿款项。
Article 48 After the Guarantor performs its guarantee liability, the Lender shall positively assist the Guarantor to claim the indemnification to the Borrower (including but without limited to execution and provision of relevant written materials). If the Guarantor cannot claim the indemnification to the Borrower for reasons attributable to the Lender, the Lender shall bear the liability for compensation to the Guarantor or return the indemnified amount to the Guarantor.

第十二章其他
Chapter Twelve  Miscellaneous

第四十九条 合同各方应当对为签署和履行本合同的目的而了解到的对方有关其债务、财务、生产、经营资料及情况等进行保密，非因促进交易、一方违约，或相关权力部门要求（包括但不限于法院、仲裁机构、金融监管机构等），不得对外披露。
Article 49 The parties hereto shall keep confidential to the information regarding the debt, finance, production and operation of the other Party acknowledged for purpose of execution and performance of this Contract and may not  disclose the same unless such disclosure is necessary for the transaction or dealing with the breach by any party hereto or is required by relevant authorities (including but not limited to the court, arbitration tribunal and the financial regulatory agencies).

第五十条 借款人在本合同项下应付的所有款项应全额支付，不得作任何性质的冲抵、扣减或预提，亦不得同出借人所欠借款人的任何债务相抵消。如果任何法律要求借款人对其支付给出借人的任何款项进行扣减或预提，则借款人应向出借人支付一笔额外的款项，以保证出借人收到的金额相等于在不作此类扣减或预提时所应收到的款项。
Article 50 The Borrower shall pay all the amounts payable hereunder in full amount and shall not make any setoff, deduction or withdrawal in any nature to such amounts, or set off any debt owed by the Lender to the Borrower. If the Lender is required by any law to make deduction or withdrawal from any payment made to the Borrower, the Borrower shall make an extra payment to the Lender to ensure the same amount is received by the Lender as if such deduction or withdrawal is not made.

第五十一条 各方确认并同意，委托普瑞德在线对本合同项下的任何数据进行计算；在无明显错误的情况下，普瑞德在线对本合同项下任何数据的任何证明或确认，应作为该数据有关事项的终局证明。
Article 51 The parties hereto agree and confirm that, Pride Online is entrusted to calculate any data hereunder and any certification or confirmation made by Pride Online in respect of any data hereunder shall be used as the final certification for matters related to such data, provided there is no obvious mistake related hereto.

第五十二条 各方确认并同意其监管账户为其资金划出、划入或回收专用账户。
Article 52 The parties hereto agree and confirm that their respective escrow account will be used as special accounts for appropriation, deposition or recovery of their funds.

第五十三条 本合同及本合同所涉及的任何事项适用中国法律，并按照中国法律进行解释。各方在履行本合同过程中所发生的争议，首先应协商解决；协商无法达成一致的，各方一致同意将争议提交给合同签订地有管辖权人民法院处理。
Article 53 This Contract and any matter related hereto shall be governed and interpreted by the law of the People’s Republic of China. Any dispute arising from the performance of this Contract shall be firstly settled through negotiation, failing which, the parties agree to submit such dispute to the People’s court with competent jurisdiction located in the execution place of this Contract.

第五十四条 除非法律另有规定，本合同任何条款的无效或不可执行，不影响其他条款的有效性和可执行性，也不影响整个合同的效力。
Article 54 Unless otherwise provided by the laws, the invalidity or un-enforceability of any article hereof will not affect the validity and enforceability of other articles or the effectiveness of this Contract as a whole.

第五十五条 本合同未尽事宜，本合同协商一致后另行签订补充合同。本合同的注解、附件、补充规定为本合同组成部分，与本合同具有同等法律效力。
Article 55 For matters not covered herein, a supplemental contract shall be signed by the parties hereto after their negotiation. The interpretation, appendices and supplemental provisions constitute an integral part of this Contract and have the same legal force and effect as this Contract.

第五十六条 本合同采用电子文本形式制成，自出借人点击确认投资时成立，自本文最终生成之日生效。放款日为合同文本最终生成之日。本合同永久保存在普瑞德在线为此设立的专用服务器上备查，各方均认可该形式的合同效力。
Article 56 This Contract is made in electronic form which shall be formed upon the Lender clicking to confirm investment and become effective as of the date this Contract finally generated. The release date of the loan shall be the date when this Contract is finally generated. This Contract shall be permanently kept in the special server of Pride Online for reference. All the parties hereto recognize the effectiveness of this Contract in the said form.

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